ANNUAL REPORT
                                 June 30, 1998

                             (Eastcliff Funds Logo)

                             Eastcliff Growth Fund

                          Eastcliff Total Return Fund

                            Eastcliff Regional Small
                           Capitalization Value Fund

                              Eastcliff Contrarian
                                   Value Fund

                              NO-LOAD MUTUAL FUNDS

                             Eastcliff Growth Fund

                                                                   July 29, 1998

Dear Shareholder:

  The Eastcliff Growth Fund's investment objective is to produce long-term growth of capital. It does so by holding a portfolio of equities that have the prospect for strong future earnings growth and are attractively priced relative to other investment opportunities. This philosophy includes large, mid and some small market capitalization companies.

  According to Indata, the S&P 500 outperformed more than 75% of all equity mutual funds for the most recent four quarters. In the twelve months ended June 30, 1998, the Eastcliff Growth Fund appreciated 33.9%. This compares favorably with the median equity mutual fund's performance of 27.0% and the 30.3% return posted by the S&P 500 index.

  The Fund's overweighted positions in technology, healthcare and consumer cyclical companies were additive to results in the first six months of 1998. The best performing holdings in the Technology sector for the six months were Cisco Systems and Microsoft with price moves of 65%. The portfolio's average technology stock appreciated 31% for the first two quarters. The Eastcliff Growth Fund's healthcare investments on average moved up 40%, with Warner-Lambert's 68% move leading the way. In addition, the specialty retailers owned in the portfolio advanced 35%, with Tommy Hilfiger up over 75%. During the same time period the Finance and Energy sectors detracted from the overall return. In the Financials sector, the average holding appreciated 7%. We are slightly overweighted in the Energy sector and our companies declined 14%, but it is a small part of the portfolio and the long-term outlook is favorable.

  The investment philosophy guidelines have led us to overweighted positions in the Consumer Cyclical, Technology and Healthcare sectors relative to our benchmark. We look for individual stocks in these sectors to report strong earnings and do not foresee the need to position the Fund differently for the upcoming quarters. In the most recent quarter, the average reported earnings gain for the companies in your portfolio was 30%.

  As of July 29, 1998, your Board of Directors declared a distribution of $0.78224 per share from net short-term gains and $2.25275 per share from net long-term capital gains, payable July 30, 1998, to shareholders of record on July 28, 1998.

  The NASDAQ Symbol for the Eastcliff Growth Fund is EASGX.

  We appreciate all of your support and interest in the Fund and look forward to providing each of our shareholders with favorable investment returns over the long term.

                                        Respectfully submitted,

                                        /s/ Clark J. Winslow

                                        Clark J. Winslow
                                        Portfolio Manager

Past performance cannot guarantee future results. Prices will fluctuate and redemption value may be more or less than original investment. This Fund is not insured by the FDIC and is not a deposit or other obligation of or guaranteed by Resource Trust Company or any of its affiliates.


                             Eastcliff Growth Fund
                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                 June 30, 1998

  Over the past several years investors have been treated to one blockbuster year after another. However, the second quarter of 1998 saw greater volatility in the market averages and market sectors than the one-way rise in the first quarter. Specifically, from its mid-May high the Dow Jones Industrial Average fell by 7% (700 points) before rising at quarter end. The Transportation Index fell by 12% (450 points) before rebounding. Investor returns also were lower. The largest capitalized companies, as measured by the Russell 1000 Growth Index, appreciated 8.6% in the quarter ending June 30, 1998. In comparison the smallest capitalization sector declined 10.1% for the same time period.

  For the twelve months ending June 30, 1998, the portfolio outperformed its benchmark. The results can be attributed to a combination of strong stock selection and moderate value added by sector allocation. Our research and stock selection efforts were seen in overweighted positions in consumer cyclical, healthcare, financial and technology companies. Many of the stocks that performed strongly in 1997 have continued to move ahead in the first half of 1998. The strongest performing stocks in your portfolio over the last six months would include Tommy Hilfiger (+78%), Warner Lambert (+68%), Microsoft (+68%) and Cisco Systems (+65%).

  In an environment of slowing corporate profits, stock and sector selection become increasingly important. Our optimism for second half performance in our portfolio, despite the prospect of the market being relatively flat, is based on the Fund's emphasis in sectors showing domestic growth such as retailers, healthcare and financial services. We think over the next six months there will be several earnings disappointments and investment performance may be more dependent on avoiding the losers rather than identifying the winners.


             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
EASTCLIFF GROWTH FUND, RUSSELL 1000 GROWTH INDEX AND STANDARD & POOR'S 500 STOCK
                                     INDEX

    AVERAGE ANNUAL TOTAL RETURN
1-Year                       +33.9%
Since inception 7/1/95       +23.1%

                Eastcliff          Russell 1000        Standard & Poor's
     date      Growth Fund      Growth Index**<F3>    500 Stock Index*<F2>
    7/1/95*<F1>   10,000               10,000              10,000
    9/30/95       10,990               10,980              10,799
   12/31/95       10,860               11,480              11,440
    3/31/96       11,680               12,096              12,064
    6/30/96       12,560               12,865              12,612
    9/30/96       13,080               13,329              13,000
   12/31/96       12,690               14,134              14,100
    3/31/97       11,530               14,210              14,469
    6/30/97       13,920               14,287              16,994
    9/30/97       15,280               15,361              18,287
   12/31/97       15,532               15,594              18,807
    3/31/98       17,943               17,957              21,432
    6/30/98       18,632               18,772              22,144

 *<F1>    Inception date

 Past Performance is not predictive of future performance.

 *<F2>    The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

 **<F3>   The Russell 1000 Growth Index contains those Russell 1000 securities with a greater-than-average growth orientation. Securities in this Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

                             Eastcliff Growth Fund
                      STATEMENT OF ASSETS AND LIABILITIES
                                 June 30, 1998

ASSETS:
    Investments in securities, at value (cost $39,046,760)      $56,698,849
    Receivable from investments sold                             12,018,560
    Dividend receivable                                              15,934
    Interest receivable                                               4,056
    Deferred organizational expenses                                 12,602
                                                                 ----------
        Total assets                                            $68,750,001
                                                                 ----------
                                                                 ----------

LIABILITIES:
    Payable to brokers for investments purchased                $12,058,185
    Payable to adviser for management
      fees and deferred expenses                                     57,714
    Other liabilities                                                40,403
                                                                 ----------
        Total liabilities                                        12,156,302
                                                                 ----------

NET ASSETS:
    Capital Stock, $0.01 par value; 300,000,000
      shares authorized; 3,171,236 shares outstanding            29,456,762
    Net unrealized appreciation on investments                   17,652,089
    Undistributed net realized gains on investments               9,484,848
                                                                 ----------
        Net assets                                               56,593,699
                                                                 ----------
        Total liabilities and net assets                        $68,750,001
                                                                 ----------
                                                                 ----------
CALCULATION OF REDEMPTION PRICE:
    Net asset value and redemption price per share
      ($56,593,699 / 3,171,236 shares outstanding)              $     17.85
                                                                 ----------
                                                                 ----------

  The accompanying notes to financial statements are an integral part of this statement.


                             Eastcliff Growth Fund
                            SCHEDULE OF INVESTMENTS
                                 June 30, 1998
 SHARES OR                                                         QUOTED
 PRINCIPAL                                                         MARKET
  AMOUNT                                             COST          VALUE
  ------                                            -----          -----
LONG-TERM INVESTMENTS -- 98.5% (A)<F5>
COMMON STOCKS -- 98.5% (A)<F5>

CAPITAL GOODS SECTOR -- 7.5%
----------------------------
          MANUFACTURE-DIVERSE -- 4.5%
  32,400  Thermo Electron Corp.*<F4>            $  1,331,885   $  1,107,691
  22,700  Tyco International Ltd.                    829,485      1,430,100
                                                  ----------     ----------
                                                   2,161,370      2,537,791
          WASTE MANAGEMENT -- 3.0%
  34,100  USA Waste Services, Inc.*<F4>               06,037      1,683,687

COMMUNICATION SERVICES SECTOR -- 2.2%
-------------------------------------
          TELECOMMUNICATION-LONG DISTANCE -- 2.2%
  25,900  WorldCom, Inc.* <F4>                     1,213,450      1,254,544

CONSUMER CYCLICALS SECTOR -- 24.6%
----------------------------------
          BUILDING MATERIALS -- 2.3%
  22,100  Masco Corp.                              1,283,444      1,337,050

          LODGING-HOTELS -- 3.3%
  30,800  Carnival Corp.                           1,175,171      1,220,450
  36,400  Prime Hospitality Corp.* <F4>              801,437        634,743
                                                  ----------     ----------
                                                   1,976,608      1,855,193
          RETAIL-BUILDING SUPPLY -- 4.1%
  27,900  The Home Depot, Inc.                       762,202      2,317,458

          RETAIL-DEPARTMENT STORES -- 5.1%
  44,682  Dollar General Corp.                       412,544      1,767,754
  21,600  Kohl's Corp.* <F4>                         261,740      1,120,500
                                                  ----------      ---------
                                                     674,284      2,888,254

          RETAIL-GENERAL MERCHANDISE -- 2.6%
  24,100  Wal-Mart Stores, Inc.                    1,445,212      1,464,075

          SERVICES-ADVERTISING/MARKETING -- 1.9%
  17,000  Cognizant Corp.                            636,554      1,071,000

          SERVICES-COMMERCIAL & CONSUMER -- 3.3%
  44,300  Cendant Corp.* <F4>                      1,090,254        924,763
  28,000  Gartner Group, Inc.* <F4>                  799,587        980,000
                                                  ----------     ----------
                                                   1,889,841      1,904,763

          TEXTILES-APPAREL -- 2.0%
  18,000  Tommy Hilfiger Corp.* <F4>                 536,851      1,125,000

CONSUMER STAPLES SECTOR -- 4.8%
-------------------------------
          DISTRIBUTION (FOOD & HEALTH) -- 0.9%
  11,100  Bergen Brunswig Corp.                      506,177        514,762

          RESTAURANTS -- 3.9%
  28,125  Papa John's International, Inc.*<F4>       572,919      1,109,194
  20,500  Starbucks Corp.* <F4>                      698,464      1,095,479
                                                   ---------      ---------
                                                   1,271,383      2,204,673

ENERGY SECTOR -- 3.3%
---------------------
          OIL & GAS DRILLING & EQUIPMENT -- 3.3%
  28,300  Santa Fe International Corp.               962,878        856,075
  14,600  Schlumberger Ltd.                          870,433        997,370
                                                   ---------      ---------
                                                   1,833,311      1,853,445

FINANCIALS SECTOR -- 12.0%
--------------------------
          BANKS-MAJOR REGIONAL -- 2.2%
  33,000  Norwest Corp.                            1,370,862      1,233,375

          BANKS-MONEY CENTER -- 2.7%
  17,900  BankAmerica Corp.                        1,559,428      1,547,240

          CONSUMER FINANCE -- 2.0%
  33,650  MBNA Corp.                                 335,653      1,110,450

          FINANCIAL (DIVERSE) -- 3.3%
  31,100  Fannie Mae                               1,970,057      1,889,325

          INSURANCE-PROPERTY -- 1.8%
  18,200  MGIC Investment Corp.                      514,441      1,038,547

HEALTHCARE SECTOR -- 11.9%
--------------------------
          DIVERSE -- 2.8%
  23,100  Warner-Lambert Co.                       1,541,123      1,602,562

          DRUGS MAJOR -- 3.8%
  10,300  Merck & Co., Inc.                          842,962      1,377,625
   7,200  Pfizer Inc.                                158,894        782,554
                                                  ----------     ----------
                                                   1,001,856      2,160,179
          MANAGED CARE -- 1.0%
   8,700  United Healthcare Corp.                    543,184        552,450

          MEDICAL PRODUCTS & SUPPLIES -- 1.5%
  13,400  STERIS  Corp.* <F4>                        366,825        852,160

          SPECIALIZED SERVICES -- 2.8%
  41,500  Omnicare, Inc.                           1,060,994      1,582,187

TECHNOLOGY SECTOR -- 32.2%
--------------------------
          COMMUNICATION-EQUIPMENT -- 3.0%
  47,300  ADC Telecommunications, Inc.*<F4>        1,294,473      1,727,916

          COMPUTER SOFTWARE/SERVICES -- 20.4%
  36,875  Computer Associates International, Inc.  1,387,489      2,048,886
  39,400  HBO & Co.                                1,273,112      1,388,850
  17,900  HNC Software Inc.*<F4>                     668,574        730,553
   6,600  Microsoft Corp.*<F4>                       139,129        715,275
  25,350  Networks Associates, Inc.*<F4>           1,160,813      1,213,631
  75,200  Parametric Technology Corp.*<F4>         1,077,727      2,039,800
  20,100  PeopleSoft, Inc.*<F4>                      134,519        944,700
  29,100  Sterling Commerce, Inc.*<F4>               865,460      1,411,350
  23,400  Synopsys, Inc.*<F4>                      1,046,444      1,070,550
                                                  ----------     ----------
                                                   7,753,267     11,563,595

          COMPUTERS-NETWORKING -- 5.3%
  32,350  Cisco Systems Inc.*<F4>                    566,373      2,978,238

          SERVICES-DATA PROCESSING -- 3.5%
  30,000  Fiserv, Inc.* <F4>                       1,135,491      1,274,070
  17,962  Paychex, Inc.                              191,987        730,838
                                                  ----------     ----------
                                                   1,327,478      2,004,908
                                                  ----------     ----------
          Total common stocks                     38,202,738     55,854,827
                                                  ----------     ----------
          Total long-term investments             38,202,738     55,854,827

SHORT-TERM INVESTMENTS -- 1.5% (A)<F5>
          VARIABLE RATE DEMAND NOTE
$844,022  Firstar Bank U.S.A., N.A.                  844,022        844,022
                                                  ----------     ----------
          Total short-term investments               844,022        844,022
                                                  ----------     ----------
          TOTAL INVESTMENTS - 100%               $39,046,760    $56,698,849
                                                  ----------     ----------
                                                  ----------     ----------


  *<F4>   Non-income producing security.

  (a)<F5> Percentages for the various classifications relate to total investments.

  The accompanying notes to financial statements are an integral part of this schedule.

                             Eastcliff Growth Fund
                            STATEMENT OF OPERATIONS
                        For the Year Ended June 30, 1998

INCOME:
    Dividends                                                   $  149,482
    Interest                                                        68,119
                                                                ----------
        Total income                                               217,601
                                                                ----------
EXPENSES:
    Management fees                                                512,180
    Administrative services                                         76,677
    Professional fees                                               23,712
    Transfer agent fees                                             15,800
    Custodian fees                                                  14,670
    Amortization of organizational expenses                          6,301
    Printing and postage expense                                     3,913
    Registration fees                                                2,084
    Other expenses                                                  11,022
                                                                ----------
        Total expenses                                             666,359
                                                                ----------
NET INVESTMENT LOSS                                               (448,758)
                                                                ----------
NET REALIZED GAIN ON INVESTMENTS                                13,570,020

NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS           1,782,157
                                                                ----------
NET GAIN ON INVESTMENTS                                         15,352,177
                                                                ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $14,903,419
                                                                ----------
                                                                ----------

                       STATEMENTS OF CHANGES IN NET ASSETS
              For the Years Ended June 30, 1998 and June 30, 1997

                                                     1998           1997
                                                  ----------     ----------
OPERATIONS:
  Net investment loss                            $  (448,758)   $  (437,091)
  Net realized gain (loss) on investments         13,570,020        (70,019)
  Net increase in unrealized appreciation
    on investments                                 1,782,157      5,204,147
                                                  ----------     ----------
     Net increase in net assets
       resulting from operations                  14,903,419      4,697,037
                                                  ----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distribution from net realized
    gains ($0.63 per share)                       (2,019,090)            --
                                                  ----------     ----------
     Total distributions                          (2,019,090)*<F6>       --
FUND SHARE ACTIVITIES:
  Proceeds from shares issued
    (327,564 and 517,469 shares, respectively)     5,032,445      6,481,669
  Net asset value of shares issued
    in distribution (140,578 shares)               2,018,697             --
  Cost of shares redeemed
    (628,274 and 865,221 shares, respectively)    (9,730,677)   (10,982,363)
                                                  ----------     ----------
     Net decrease in net assets
    derived from Fund share activities            (2,679,535)    (4,500,694)
                                                  ----------     ----------
     TOTAL INCREASE                               10,204,794        196,343
NET ASSETS AT THE BEGINNING OF THE YEAR           46,388,905     46,192,562
                                                  ----------     ----------
NET ASSETS AT THE END OF THE YEAR                $56,593,699    $46,388,905
                                                  ----------     ----------
                                                  ----------     ----------
  *<F6> See Note 8.

The accompanying notes to financial statements are an integral part of these statements.

                             Eastcliff Growth Fund
                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period)

                                                           FOR THE        FOR THE PERIOD FROM
                                                    YEARS ENDED JUNE 30,   JULY 1, 1995*<F7>
                                                     -------------------          TO

      TO                                                 1998      1997     JUNE 30, 1996
                                                      ------    ------    ----------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                  $13.92    $12.56         $10.00
Income from investment operations:
  Net investment loss (a)<F8>                          (0.15)   (0.14)          (0.08)
  Net realized and unrealized gains on investments      4.71      1.50           2.64
                                                       -----    ------         ------
Total from investment operations                        4.56      1.36           2.56
Less distributions:
  Dividend from net investment income                     --        --             --
  Distribution from net realized gains                 (0.63)       --             --
                                                       -----    ------         ------
Total from distributions                               (0.63)       --             --
                                                       -----    ------         ------
Net asset value, end of period                        $17.85    $13.92         $12.56
                                                       -----    ------         ------
                                                       -----    ------         ------
TOTAL INVESTMENT RETURN                                33.9%     10.8%          25.6%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                56,594    46,389         46,193
Ratio of expenses (after reimbursement)
  to average net assets (b)<F9>                         1.3%      1.3%           1.3%
Ratio of net investment loss to
  average net assets (c)<F10>                          (0.9)%   (1.0%)         (0.8%)
Portfolio turnover rate                                93.3%     54.3%          40.3%

  *<F7>   Commencement of operations.
 (a)<F8> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
 (b)<F9> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratio would have been, for the years ended June 30, 1997 and 1996, 1.3% and 1.4%, respectively.
 (c)<F10> If the Fund had paid all of its expenses, the ratio would have been, for the years ended June 30, 1997 and 1996, (1.0%) and (0.9%), respectively.

  The accompanying notes to financial statements are an integral part of this statement.


                          Eastcliff Total Return Fund
                                                                   July 29, 1998
Dear Shareholder:

  The Eastcliff Total Return Fund performed well over the fiscal year ending June 30, 1998. The Fund gained 33.3% compared to the S&P 500 Index, which was up 30.3% for the same period. I am pleased to report that for the twelve months ended June 30, 1998, your Fund ranked first in the Flexible Portfolio Fund Category as tracked by Lipper Analytical Services, a leading mutual fund rating company. The average annual compounded rate of return of the Fund for the five and ten years ending June 30 was 19.4% and 14.5%.

  During the first quarter of 1998, the market showed remarkable resilience from the October downdraft. Investors used this as a buying opportunity. Your Fund benefited as investors came in to buy high quality brand name companies in a "flight to quality."

  The four top sectors in the Fund are technology, healthcare, financials, and consumer staples. The best performing individual holdings over the past twelve months were: Lucent Technologies, Plantronics, Nokia Corp. ADR, Texas Industries, and Pfizer, Inc. New stocks added in 1998 included: Cisco Systems, the market leader in computer networking technology; America Online, the leading internet and online service provider; Medtronic, Inc., manufacturer of medical devices including pacemakers and heart valves; and Worldcom, Inc., a telecommunications company serving customers in the United States and internationally.

  The asset allocation as of June 30, 1998 was 80% equities, 18% bonds, and 2% cash. I believe we will continue to see volatility in the market as the impact of Asia's turmoil continues to unfold. I feel confident in our companies' growth prospects and ability to generate strong returns; however, I would expect more modest results going forward.

  As of July 29, 1998, your Board of Directors declared a dividend of $0.09456 per share from net investment income and a distribution of $1.0583 per share from net long-term capital gains, payable July 30, 1998, to shareholders of record on July 28, 1998.

  In closing, I would like to thank you for investing in the Eastcliff Total Return Fund.
                                    Sincerely,

                                    /s/ Patrice J. Neverett

                                    Patrice J. Neverett
                                    Portfolio Manager

Past performance cannot guarantee future results. Prices will fluctuate and redemption value may be more or less than original investment. This Fund is not insured by the FDIC and is not a deposit or other obligation of or guaranteed by Resource Trust Company or any of its affiliates.

                          Eastcliff Total Return Fund
                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                 June 30, 1998

  The stock market has been pushed to new heights over the past year as a result of low interest rates, minimal inflation, and steady corporate earnings. The gross domestic product, perhaps the best indication of U.S. economic strength, surged from 3.7% in the fourth quarter of 1997 to 4.2% in the first quarter of 1998. The unemployment level was at a 24-year low.

  Trends which have enhanced overall economic growth include tremendous advances in technology and a record level of mergers and acquisitions. This consolidation enables industries to improve profitability and, in turn, drives stock prices higher.

  The objective of the Eastcliff Total Return Fund is to realize a combination of capital appreciation and income resulting in the highest total return, while assuming reasonable risks. In seeking to attain the Total Return Fund's objective, no minimum or maximum percentage of the Fund's assets is required to be invested in a specific asset class. At times, the Fund may be 100% invested in common stocks. During the fiscal year ended June 30, 1998, we maintained an asset allocation approximating 80% common equities and 20% fixed income.

  Over the past year, the Fund maintained its sector emphasis in technology, healthcare, financials, and consumer staples. The Fund is dedicated to high quality "brand name" companies with superior products and excellent management. Although we remain positive about the market; going forward, we will continue to cautiously select investments based on solid company fundamentals.


             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
         EASTCLIFF TOTAL RETURN FUND, STANDARD & POOR'S 500 STOCK INDEX,
      NASDAQ COMPOSITE INDEX AND LEHMAN INTERMEDIATE CORPORATE BOND INDEX

AVERAGE ANNUAL TOTAL RETURN
1-Year         +33.3%
5-Year         +19.4%
10-Year        +14.5%

                                                                         Lehman
       Eastcliff Total   Standard & Poor's        Nasdaq         Intermediate Corporate
 date    Return Fund   500 Stock Index*<F11>Composite Index**<F12> Bond Index***<F13>
9/30/88      10,000            10,000           10,000                  10,000
9/30/89      11,680            13,270           12,190                  10,970
9/30/90      10,103            12,036            8,874                  11,891
9/30/91      13,003            15,815           13,569                  13,544
9/30/92      14,719            17,571           15,034                  15,265
9/30/93      16,692            19,855           19,680                  16,516
9/30/94      17,059            20,570           19,719                  16,235
6/30/95      18,372            24,725           24,077                  17,778
6/30/96      23,039            31,178           30,578                  18,720
6/30/97      29,513            41,996           37,213                  20,236
6/30/98      39,341            54,721           48,898                  21,956

Past performance is not predictive of future performance.

 *<F11>   The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard
 &Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

 **<F12> The Nasdaq Composite Index is a market capitalization price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System - traded foreign common stocks and ADRs.

 ***<F13> The Lehman Intermediate Corporate Bond Index includes all
 Intermediate publicly issued, fixed rate debt issues rated investment grade or higher, nonconvertible investment grade, dollar denominated, SEC-registered corporate debt. The Index includes Bonds with maturities of one to ten years and have outstanding par values of at least $100 million.

                          Eastcliff Total Return Fund
                            STATEMENT OF NET ASSETS
                                 June 30, 1998
 SHARES OR                                                         QUOTED
 PRINCIPAL                                                         MARKET
  AMOUNT                                             COST          VALUE
  ------                                            -----          -----
LONG-TERM INVESTMENTS -- 98.5% (A)<F15>
COMMON STOCKS -- 80.4% (A)<F15>

BASIC MATERIALS SECTOR -- 1.2%
------------------------------
            IRON & STEEL -- 1.2%
     5,700  Texas Industries, Inc.                  $277,005       $302,100

CAPITAL GOODS SECTOR -- 3.2%
----------------------------
            ELECTRICAL EQUIPMENT -- 3.2%
     9,000  General Electric Co. (U.S.)              241,832        819,000

COMMUNICATION SERVICES SECTOR -- 1.9%
-------------------------------------
            TELECOMMUNICATIONS-LONG DISTANCE -- 1.9%
    10,000  WorldCom, Inc.*<F14>                     379,350        484,380

CONSUMER STAPLES SECTOR -- 9.7%
-------------------------------
            BEVERAGES-SOFT DRINK -- 3.4%
    10,000  The Coca-Cola Co.                        351,275        855,000

            HOUSEHOLD PRODUCTS -- 3.2%
     4,000  Clorox Co.                               179,620        381,500
     5,000  Colgate-Palmolive Co.                    202,700        440,000
                                                  ----------     ----------
                                                     382,320        821,500
            PERSONAL CARE -- 3.1%
    14,000  Gillette Co.                             336,045        793,632

ENERGY SECTOR -- 1.0%
---------------------
            OIL-DOMESTIC -- 1.0%
     7,000  USX-Marathon Group                       140,420        240,191

FINANCIALS SECTOR -- 12.7%
--------------------------
            BANKS-MAJOR REGIONAL -- 0.5%
     3,000  SouthTrust Corp.                         102,000        130,500

            BANKS-MONEY CENTER -- 8.8%
     4,000  Citicorp                                 162,490        597,000
    21,375  NationsBank Corp.                        459,830      1,635,187
                                                  ----------     ----------
                                                     622,320      2,232,187
            INSURANCE-MULTILINE -- 3.4%
     6,000  American International Group, Inc.       273,556        876,000

HEALTHCARE SECTOR -- 22.3%
--------------------------
            DIVERSE -- 7.8%
    11,000  Bristol-Myers Squibb Co.                 379,892      1,264,318
    10,000  Johnson & Johnson                        299,675        737,500
                                                  ----------     ----------
                                                     679,567      2,001,818

            DRUGS MAJOR -- 13.0%
    12,000  Eli Lilly & Co.                          449,610        792,756
     2,500  Merck & Co., Inc.                        108,690        334,375
    20,000  Pfizer Inc.                              486,920      2,173,760
                                                  ----------     ----------
                                                   1,045,220      3,300,891

            MEDICAL PRODUCTS & SUPPLIES -- 1.5%
     6,000  Medtronic, Inc.                          324,210        382,500

TECHNOLOGY SECTOR -- 26.7%
--------------------------
            COMMUNICATION-EQUIPMENT -- 12.0%
    14,000  Lucent Technologies Inc.                 583,358      1,164,632
    12,000  Nokia Corp. "A" ADR                      384,360        870,756
    20,000  Plantronics, Inc.*<F14>                  373,000      1,030,000
                                                  ----------     ----------
                                                   1,340,718      3,065,388

            COMPUTER HARDWARE -- 4.5%
    20,000  Compaq Computer Corp.                    186,615        567,500
     5,000  International Business
              Machines Corp.                         199,463        574,065
                                                  ----------     ----------
                                                     386,078      1,141,565

            COMPUTER SOFTWARE/SERVICES -- 6.9%
     6,000  America Online Inc.* <F14>               384,680        636,000
    10,400  Microsoft Corp.* <F14>                   302,226      1,127,100
                                                  ----------     ----------
                                                     686,906      1,763,100

            COMPUTERS-NETWORKING -- 2.2%
     6,000  Cisco Systems Inc.* <F14>                468,750        552,378

            ELECTRONICS-SEMICONDUCTORS -- 1.1%
     3,800  Intel Corp.                              133,423        281,675

UTILITIES SECTOR -- 1.7%
------------------------
            ELECTRIC COMPANIES -- 1.7%
     7,310  Duke Energy Corp.                        178,898        433,118
                                                  ----------     ----------
            Total common stocks                    8,349,893     20,476,923

FEDERAL AGENCIES -- 18.1% (A)<F15>
  $500,000  FNMA, 7.55%, due 06/10/04                500,000        507,735
   500,000  FNMA, 6.40%, due 01/14/05                500,000        498,401
   100,000  FHLB, 7.375%, due 07/09/07               100,000        100,047
 1,000,000  FHLMC, 6.718%, due 02/12/08            1,000,000        998,793
   500,000  FHLMC, 6.80%, due 03/10/08               499,698        500,357
   500,000  FNMA, 6.48%, due 04/02/08                499,082        500,718
 1,000,000  FNMA, 6.625%, due 04/15/08               998,776        996,842
   500,000  FNMA, 6.23%, due 04/16/08                497,858        500,191
                                                  ----------     ----------
            Total federal agencies                 4,595,414      4,603,084
                                                  ----------     ----------
            Total long-term investments           12,945,307     25,080,007

SHORT-TERM INVESTMENTS -- 1.2% (A)<F15>
            VARIABLE RATE DEMAND NOTE
  $303,286  Firstar Bank U.S.A., N.A.                303,286        303,286
                                                  ----------     ----------
            Total short-term investments             303,286        303,286
                                                  ----------     ----------
            Total investments                    $13,248,593     25,383,293
                                                  ----------
                                                  ----------
            Cash and receivables, less
              liabilities  0.3% (A)<F15>                             70,794
                                                                 ----------
            Net Assets                                          $25,454,087
                                                                 ----------
                                                                 ----------
            Net Asset Value Per Share
              ($0.01 par value 300,000,000
              shares authorized), offering
              and redemption price
              ($25,454,087 / 1,183,764
              shares outstanding)                           $         21.50
                                                                 ----------
                                                                 ----------

*<F14>    Non-income producing security.

FHLB  = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corp.
FNMA  = Federal National Mortgage Association

(a)<F15>  Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

                          Eastcliff Total Return Fund
                            STATEMENT OF OPERATIONS
                        For the Year Ended June 30, 1998

INCOME:
    Dividends                                                    $ 196,640
    Interest                                                       391,196
                                                                 ---------
        Total income                                               587,836
                                                                 ---------
EXPENSES:
    Management fees                                                236,368
    Administrative services                                         47,236
    Professional fees                                               23,145
    Transfer agent fees                                             13,374
    Custodian fees                                                   5,426
    Registration fees                                                3,201
    Printing and postage expense                                     3,150
    Other expenses                                                   2,830
                                                                 ---------
        Total expenses before reimbursement                        334,730
    Less expenses assumed by adviser                               (27,489)
                                                                 ---------
        Net expenses                                               307,241
                                                                 ---------
NET INVESTMENT INCOME                                              280,595
                                                                 ---------
NET REALIZED GAIN ON INVESTMENTS                                 1,218,630
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS           5,324,182
                                                                 ---------
NET GAIN ON INVESTMENTS                                          6,542,812
                                                                 ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $6,823,407
                                                                 ---------
                                                                 ---------


                       STATEMENTS OF CHANGES IN NET ASSETS
                   For the Years Ended June 30, 1998 and 1997

                                                     1998            1997
                                                  ----------      ----------
OPERATIONS:
  Net investment income                           $  280,595       $  291,137
  Net realized gain on investments                 1,218,630        1,161,127
  Net increase in unrealized
    appreciation on investments                    5,324,182        3,367,773
                                                  ----------       ----------
      Net increase in net assets
        resulting from operations                  6,823,407        4,820,037
                                                  ----------       ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income
    ($0.2494 and $0.11856 per share,
    respectively)                                  (321,741)        (147,615)
  Distributions from net realized gains
    ($0.52647 and $1.33951 per share,
    respectively)                                  (680,452)      (1,639,171)
                                                  ----------       ----------
      Total distributions                       (1,002,193)*<F16> (1,786,786)
                                                  ----------       ----------
FUND SHARE ACTIVITIES:
  Proceeds from shares issued
    (163,200 and 186,332 shares, respectively)     2,976,105        2,803,684
  Net asset value of shares issued
    in distributions (40,964 and 122,270
    shares, respectively)                            697,988        1,640,933
  Cost of shares redeemed (303,025 and
    243,315 shares, respectively)                (5,667,671)       (3,650,816)
                                                  ----------       ----------
      Net (decrease) increase in net
        assets derived from Fund share
        activities                               (1,993,578)          793,801
                                                  ----------       ----------
      TOTAL INCREASE                               3,827,636        3,827,052
NET ASSETS AT THE BEGINNING OF THE YEAR           21,626,451       17,799,399
                                                  ----------       ----------
NET ASSETS AT THE END OF THE YEAR
  (including undistributed net investment
    income of $108,880 and $150,041,
    respectively)                                $25,454,087      $21,626,451
                                                  ----------       ----------
                                                  ----------       ----------
*<F16> See Note 8.

  The accompanying notes to financial statements are an integral part of these statements.

                          Eastcliff Total Return Fund
                              FINANCIAL HIGHLIGHTS
  (Selected Data for each share of the Fund outstanding throughout each year)

                                                            FOR THE
                                                             PERIOD
                                                              FROM
                                                           OCTOBER 1,
                                       YEARS ENDED          1994 TO
                                         JUNE 30,           JUNE 30,                      YEARS ENDED SEPTEMBER 30,
                                 ------------------------                 -------------------------------------------------------
                                1998      1997      1996      1995        1994       1993      1992      1991     1990      1989
                               ------   ------     ------    ------       ------    ------    ------    ------    ------   ------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of year            $16.86    $14.62    $11.96    $11.92       $12.38    $11.96    $11.56   $  9.47    $11.40 $  9.88
Income from
  investment operations:
   Net investment income         0.23      0.23      0.09      0.14         0.15      0.19      0.13      0.28      0.33    0.24
   Net realized and
     unrealized gains (losses)
      on investments             5.19      3.47      2.90      0.71         0.12      1.28      1.27      2.30     (1.82)   1.40
                               ------   ------     ------    ------       ------    ------    ------    ------    ------  ------
Total from investment
  operations                     5.42      3.70      2.99      0.85         0.27      1.47      1.40      2.58     (1.49)   1.64
Less distributions:
   Dividends from net
     investment income          (0.25)    (0.12)    (0.17)    (0.14)       (0.18)    (0.15)    (0.23)    (0.36)    (0.26)  (0.11)
   Distributions from net
     realized gains             (0.53)    (1.34)    (0.16)    (0.67)       (0.55)    (0.90)    (0.77)    (0.13)    (0.18)  (0.01)
                               ------   ------     ------    ------       ------    ------    ------    ------    ------  ------
Total from distributions        (0.78)    (1.46)    (0.33)    (0.81)       (0.73)    (1.05)    (1.00)    (0.49)    (0.44)  (0.12)
                               ------   ------     ------    ------       ------    ------    ------    ------    ------  ------
Net asset value, end of year   $21.50    $16.86    $14.62    $11.96       $11.92    $12.38    $11.96    $11.56   $  9.47  $11.40
                               ------   ------     ------    ------       ------    ------    ------    ------    ------  ------
                               ------   ------     ------    ------       ------    ------    ------    ------    ------  ------
TOTAL INVESTMENT
  RETURN (d)<F20>               33.3%     28.1%     25.4%     10.4%(a)<F17> 2.2%     13.4%     13.2%     28.7%   (13.5%)   16.8%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
  (in 000's $)                 25,454    21,626    17,799    15,806        2,478     2,683     2,631     2,225     2,055   2,728
Ratio of expenses
   (after reimbursement)
   to average net assets(b)<F18> 1.3%      1.3%      1.3%      1.5%(a)<F17> 2.0%      2.0%      2.7%      2.0%      2.4%    3.0%
Ratio of net investment income
    to average net
    assets(c)<F19>               1.2%      1.5%      0.7%      2.5%(a)<F17> 1.3%      1.5%      1.2%      2.4%      2.8%    2.8%
Portfolio turnover rate         38.4%     58.3%     95.1%     89.4%        13.2%     28.0%     34.9%     38.0%     62.7%   27.2%


(a)<F17>  Annualized.

(b)<F18> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 1998, 1997 and 1996, for the period from October 1, 1994 to June 30, 1995 and for the years ending September 30, 1994, 1993, 1992, 1991, 1990 and 1989, as follows: 1.4%, 1.5%, 1.6%, 2.6%(a), 3.0%,
2.8%, 3.3%, 3.2%, 3.1% and 4.4%, respectively.

(c)<F19> If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 1998, 1997 and 1996, for the period from October 1, 1994 to June 30, 1995 and for the years ending September 30, 1994, 1993, 1992, 1991, 1990 and 1989, as follows: 1.1%, 1.3%, 0.4%, 1.4%(a), 0.2%, 0.8%, 0.6%,
1.3%, 2.1% and 1.4%, respectively.

(d)<F20> Effective December 31, 1994, the Fund changed investment advisers from Fiduciary Management, Inc. to Resource Capital Advisers, Inc.


  The accompanying notes to financial statements are an integral part of this statement.

               Eastcliff Regional Small Capitalization Value Fund

                                                                   July 29, 1998
Dear Shareholder:

  The degree of reward for investors in the first half of 1998 has been almost directly proportional to their proximity to large cap stocks. If you owned shares in the large companies you generally had reason to cheer, whereas ownership in smaller companies offered less reward.

  Your portfolio, which by its charter is invested in small capitalization companies, produced a return of 3.6% for the first half of 1998, versus its benchmark Russell 2000 Index portfolio return of 4.9%. At June 30, 1998 the funds assets were $62 million and the net asset value had appreciated to $13.56.

  Notwithstanding the rewards that favored large companies, we had several investments that turned in excellent performance: Federal-Mogal Corp., a Michigan based manufacturer of parts for automobiles and light trucks which is undergoing significant operational restructuring that should enhance the long-term earnings power was up 66%; Fingerhut, a database catalog marketing company was up 54%; National Computer Systems, a manufacturer and marketer of automated information systems and educational testing software, up 36%; and Graco, a designer, manufacturer and marketer of fluid control systems was up 40%.

  As of July 29, 1998, your Board of Directors declared a distribution of $0.06884 per share from net short-term gains and $0.04556 per share from net long-term capital gains, payable July 30, 1998, to shareholders of record on July 28, 1998.

  In closing, let us point out that we have endured similar periods in the past twenty years, where the attention and "fun" have been in areas other than small capitalization companies. Tending to the portfolio by investing in the best companies we can find until the pendulum "swings back" to favor our arena has generally produced excellent rewards for our patience and diligence.

  Sincerely,

   /s/ Richard W. Jensen   /s/ Elizabeth M. Lilly  /s/ Richard J. Rinkoff

   Richard W. Jensen       Elizabeth M. Lilly      Richard J. Rinkoff
   Portfolio Manager       Portfolio Manager       Portfolio Manager

Past performance cannot guarantee future results. Prices will fluctuate and redemption value may be more or less than original investment. This Fund is not insured by the FDIC and is not a deposit or other obligation of or guaranteed by Resource Trust Company or any of its affiliates.

               Eastcliff Regional Small Capitalization Value Fund
                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                 June 30, 1998

  Woodland Partners is often asked for its opinion about the level of the stock market and general economic conditions. We spend only a nominal amount of time trying to determine the future direction of the economy, interest rates or the stock market. We don't know with any useful precision whether the economy will speed up or slow down, interest rates will rise or fall or whether inflation will rear its ugly head. Rather than focusing in the level of the market, our task is to concentrate every day on investing in the best companies we can find for the Fund. Longer term, we continue to believe that compounding money at a steady rate is the best strategy and that stocks will provide better returns than bonds or cash. The economic environment in the first six months of 1998 has been very favorable. As we enter the second half, we see nothing that will materially disturb the current environment which is beneficial for equity ownership. We will always stay alert to change but focus our time where we believe we have an edge that will benefit the Fund.

  At present, we have forty-nine companies represented in the portfolio. As managers of a capital appreciation fund, we believe in investing a relatively high portion of the portfolio in a limited number of companies. We follow a bottom-up strategy to investing that pays nominal attention to forecasting the economy or moves in interest rates. Instead, we focus on investing in the best companies we can find with strong managements and that are undervalued by the market.
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
   EASTCLIFF REGIONAL SMALL CAPITALIZATION VALUE FUND AND RUSSELL 2000 INDEX

AVERAGE ANNUAL TOTAL RETURN
1-Year                       +11.7%
Since inception 9/16/96      +19.2%

                     Eastcliff Regional Small
   date              Capitalization Value Fund        Russell 2000 Index*<F22>
   9/16/96*<F21>              10,000                          10,000
   9/30/96                     9,850                          10,128
  12/31/96                    10,908                          10,655
   3/31/97                    10,517                          10,104
   6/30/97                    12,251                          11,742
   9/30/97                    13,847                          13,489
  12/31/97                    13,209                          13,030
   3/31/98                    14,168                          14,346
   6/30/98                    13,683                          13,672

  *<F21>  inception date 9/16/96

Past performance is not predictive of future performance.

 *<F22>   The Russell 2000 Index is an index comprised of 2000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service mark of the Frank Russell Company.

               Eastcliff Regional Small Capitalization Value Fund
                            STATEMENT OF NET ASSETS
                                 June 30, 1998
     SHARES OR                                                     QUOTED
     PRINCIPAL                                                     MARKET
       AMOUNT                                        COST          VALUE
       ------                                        -----         ------

LONG-TERM INVESTMENTS -- 97.6% (A)<F24>
COMMON STOCKS -- 97.6% (A)<F24>

BASIC MATERIALS SECTOR -- 12.5%
-------------------------------
                CHEMICALS -- 2.3%
       62,500   Geon Co.                          $1,301,909     $1,433,625

                CHEMICALS-SPECIALTY -- 8.0%
       66,300   Ferro Corp.                        1,583,884      1,678,252
       36,700   H.B. Fuller Co.                    1,994,607      2,034,575
      107,100   Material Sciences Corp.*<F23>      1,416,712      1,245,037
                                                  ----------     ----------
                                                   4,995,203      4,957,864

                IRON & STEEL -- 0.6%
       48,300   Dynamic Materials Corp.* <F23>       477,192        380,362

                METALS MINING -- 1.6%
       51,200   Citation Corp.* <F23>                843,616      1,024,000

CAPITAL GOODS SECTOR -- 24.0%
-----------------------------
                AEROSPACE/DEFENSE -- 2.6%
       26,100   Alliant Techsystems Inc.* <F23>    1,500,006      1,650,825

                CONTAINERS (METAL/GLASS) -- 1.8%
       75,600   U.S. Can Corp.* <F23>              1,274,843      1,110,413

                ELECTRICAL EQUIPMENT -- 1.9%
       75,000   MagneTek, Inc.* <F23>              1,375,695      1,181,250

                MANUFACTURE-DIVERSE -- 10.8%
       20,100   Binks Sames Corp.                    845,406        878,129
       47,300   Graco Inc.                           984,054      1,649,587
       50,600   IDEX Corp.                         1,563,074      1,745,700
       33,700   Premark International, Inc.          868,860      1,086,825
       53,920   U.S. Industries, Inc.              1,198,493      1,334,520
                                                  ----------     ----------
                                                   5,459,887      6,694,761

                MANUFACTURE-SPECIAL -- 3.7%
       58,700   Donaldson Co., Inc.                1,079,832      1,386,788
       49,600   OmniQuip International, Inc          839,081        917,600
                                                  ----------     ----------
                                                   1,918,913      2,304,388

                OFFICE EQUIPMENT & SUPPLIES -- 3.2%
       82,200   National Computer Systems, Inc.    1,087,787      1,972,800

CONSUMER CYCLICALS SECTOR -- 29.3%
----------------------------------
                AUTO PARTS & EQUIPMENT -- 12.2%
       49,500   Federal-Mogul Corp.                1,465,554      3,341,250
       30,200   SPX Corp.* <F23>                   1,337,073      1,944,125
       67,300   Standard Motor Products, Inc.      1,259,700      1,497,425
       18,700   Tower Automotive, Inc.* <F23>        683,638        801,763
                                                  ----------     ----------
                                                   4,745,965      7,584,563

                CONSUMER (JEWELRY/GIFT) -- 0.8%
       16,300   Enesco Group Inc.                    426,542        501,225

                FOOTWEAR -- 2.4%
      100,100   The Stride Rite Corp.              1,322,300      1,507,806

                PUBLISHING-NEWSPAPER -- 3.5%
       31,000   Central Newspapers, Inc.           1,787,822      2,162,250

                RETAIL-COMPUTER & ELECTRIC -- 0.3%
        9,600   RDO Equipment Co.*                   160,899        160,800

                RETAIL-GENERAL MERCHANDISE -- 3.0%
       57,100   Fingerhut Companies,Inc.           1,112,286      1,884,300

                RETAIL-SPECIALTY -- 1.3%
       56,100   Funco, Inc.* <F23>                   837,485        792,412

                SERVICES-ADVERTISING/MARKETING -- 3.7%
       92,200   AC Nielsen Corp.* <F23>            1,841,370      2,328,050

                TEXTILES-APPAREL -- 2.1%
       99,000   Sport-Haley, Inc.* <F23>           1,505,596      1,299,375

CONSUMER STAPLES SECTOR -- 12.9%
--------------------------------
                ENTERTAINMENT -- 1.6%
       96,800   LodgeNet
                  Entertainment Corp.* <F23>       1,160,648        980,100

                FOODS -- 7.2%
       28,800   Corn Products
                  International, Inc.* <F23>         980,670        975,600
      105,900   International Multifoods Corp.     2,390,408      2,912,250
       28,100   Vlasic Foods
                  International, Inc.* <F23>         617,691        565,513
                                                  ----------     ----------
                                                   3,988,769      4,453,363

                RESTAURANTS -- 1.7%
       68,000   VICORP Restaurants, Inc.* <F23>    1,033,067      1,045,500

                SPECIALTY PRINTING -- 2.4%
       67,700   Merrill Corp.                      1,107,944      1,493,665

ENERGY SECTOR -- 0.7%
---------------------
                OIL-EXPLORATION & PRODUCTS -- 0.7%
       22,100   Basin Exploration, Inc.* <F23>       398,340        389,513
        2,600   St. Mary Land & Exploration Co.       94,081         62,725
                                                  ----------     ----------
                                                     492,421        452,238

FINANCIALS SECTOR -- 10.0%
--------------------------
                BANKS-MAJOR REGIONAL -- 4.3%
       57,400   Community First Bankshares, Inc.   1,073,450      1,503,191
       39,800   TCF Financial Corp.                  907,633      1,174,100
                                                   ---------     ----------
                                                   1,981,083      2,677,291

                INSURANCE-LIFE/HEALTH -- 0.7%
       54,300   RTW, Inc.* <F23>                     463,554        420,825

                INSURANCE-PROPERTY -- 5.0%
       22,400   Highlands Insurance
                  Group, Inc.* <F23>                 532,713        414,400
       77,600   Horace Mann Educators Corp.        1,902,258      2,677,200
                                                  ----------     ----------
                                                   2,434,971      3,091,600

HEALTHCARE SECTOR -- 3.7%
-------------------------
                MEDICAL PRODUCTS & SUPPLIES -- 3.7%
       83,200   Empi, Inc.* <F23>                  1,567,515      1,378,042
       98,300   Rehabilicare Inc.* <F23>             321,212        264,230
       46,400   Rochester Medical Corp.* <F23>       740,213        672,800
                                                  ----------     ----------
                                                   2,628,940      2,315,072

TECHNOLOGY SECTOR -- 4.5%
-------------------------
                COMMUNICATION-EQUIPMENT -- 1.8%
       70,400   Communications Systems, Inc.       1,067,481      1,126,400

                COMPUTER HARDWARE -- 0.5%
       31,600   Ciprico Inc.*<F23>                   436,347        317,991

                ELECTRONICS-INSTRUMENTS -- 1.4%
       68,700   Bolder Technologies Corp.* <F23>     898,738        858,750

                ELECTRONICS-SEMICONDUCTORS -- 0.8%
       54,600   Aetrium Inc.* <F23>                  928,725        470,925
                                                  ----------     ----------
                Total common stocks               52,598,004     60,634,789
                                                  ----------    -----------
                Total long-term investments       52,598,004     60,634,789

SHORT-TERM INVESTMENTS -- 2.5% (A)<F24>
                VARIABLE RATE DEMAND NOTE
   $1,550,873   Firstar Bank U.S.A., N.A.          1,550,873      1,550,873
                                                  ----------    -----------
                Total short-term investments       1,550,873      1,550,873
                                                  ----------    -----------
                Total investments                 $54,148,877    62,185,662
                                                  ----------
                                                  ----------
                Liabilities, less cash and
                  receivables (0.1%) (A)<F24>                       (47,098)
                                                                -----------
                Net Assets                                      $62,138,564
                                                                -----------
                                                                -----------
                Net Asset Value Per Share
                  ($0.01 par value 300,000,000
                  shares authorized), offering
                   and redemption price
                  ($62,138,564 / 4,582,186
                  shares outstanding)                           $     13.56
                                                                -----------
                                                                -----------

  *<F23>  Non-income producing security.

  (a)<F24>Percentages for the various classifications relate to net assets.


  The accompanying notes to financial statements are an integral part of this statement.

               Eastcliff Regional Small Capitalization Value Fund
                            STATEMENT OF OPERATIONS
                        For the Year Ended June 30, 1998

INCOME:
    Dividends                                                     $398,073
    Interest                                                       237,382
                                                                 ---------
        Total income                                               635,455
                                                                 ---------
EXPENSES:
    Management fees                                                544,391
    Administrative services                                         77,094
    Professional fees                                               22,109
    Custodian fees                                                  18,982
    Transfer agent fees                                             16,235
    Registration fees                                               14,229
    Printing and postage expense                                     6,698
    Amortization of organizational expenses                          4,974
    Other expenses                                                   3,092
                                                                 ---------
        Total expenses                                             707,804
                                                                 ---------
NET INVESTMENT LOSS                                                (72,349)
                                                                 ---------
NET REALIZED GAIN ON INVESTMENTS                                   655,165
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS           4,056,705
                                                                 ---------
NET GAIN ON INVESTMENTS                                          4,711,870
                                                                 ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $4,639,521
                                                                 ---------
                                                                 ---------

  The accompanying notes to financial statements are an integral part of this statement.

               Eastcliff Regional Small Capitalization Value Fund
                       STATEMENTS OF CHANGES IN NET ASSETS
  For the Year Ended June 30, 1998 and For the Period from September 16, 1996
                 (commencement of operations) to June 30, 1997

                                                      1998           1997
                                                      ----           ----
OPERATIONS:
   Net investment (loss) income                     $(72,349)       $39,286
   Net realized gain on investments                  655,165        163,139
   Net increase in unrealized
     appreciation on investments                   4,056,705      3,980,080
                                                  ----------     ----------
          Net increase in net assets
            resulting from operations              4,639,521      4,182,505
                                                  ----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net investment
     income ($0.00566 and $0.0175 per
     share, respectively)                            (13,912)       (28,177)
   Distributions from net realized gains
     ($0.08783 per share)                           (241,045)            --
                                                  ----------     ----------
          Total distributions                       (254,957)*<F25> (28,177)
                                                  ----------     ----------
FUND SHARE ACTIVITIES:
   Proceeds from shares issued (4,074,336 and
     2,565,434 shares, respectively)              53,855,081     27,036,329
   Net asset value of shares issued in
     distribution (19,272 and1,341
     shares, respectively)                           246,086         14,533
   Cost of shares redeemed (1,901,473 and
     176,724 shares, respectively)               (25,578,485)    (1,973,872)
                                                  ----------     ----------
          Net increase in net assets derived from
            Fund share activities                 28,522,682     25,076,990
                                                  ----------     ----------
          TOTAL INCREASE                          32,907,246     29,231,318

NET ASSETS AT THE BEGINNING OF THE PERIOD         29,231,318             --
                                                  ----------     ----------
NET ASSETS AT THE END OF THE PERIOD
   (including undistributed net investment
   income of $0 and $13,906, respectively))      $62,138,564    $29,231,318
                                                  ----------     ----------
                                                  ----------     ----------
 *<F25>   See Note 8.

                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period)

                                           FOR THE        FOR THE PERIOD FROM
                                         YEAR ENDED   SEPTEMBER 16, 1996+<F26>TO
                                        JUNE 30, 1998        JUNE 30, 1997
                                        ------------      -------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period       $12.23              $10.00
Income from investment operations:
   Net investment (loss) income             (0.01)               0.02
   Net realized and unrealized
     gains on investments                    1.43                2.23
                                           ------              ------
Total from investment operations             1.42                2.25
Less distributions:
   Dividends from net investment income     (0.00)              (0.02)
   Distributions from net realized gains    (0.09)                 --
                                           ------              ------
Total from distributions                    (0.09)              (0.02)
                                           ------              ------
Net asset value, end of period             $13.56              $12.23
                                           ------              ------
                                           ------              ------
TOTAL INVESTMENT RETURN                     11.7%               22.5%**<F28>
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)     62,139              29,231
Ratio of expenses (after reimbursement)
  to average net assets (a)<F29>             1.3%                1.3%*<F27>
Ratio of net investment (loss)
  income to average net assets (b)<F30>     (0.1%)               0.3%*<F27>
Portfolio turnover rate                     20.4%               29.4%

+<F26>    Commencement of operations.

*<F27>    Annualized.

**<F28>   Not annualized.

(a)<F29> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the period September 16, 1996+ to June 30, 1997, the ratio would have been 1.6%*.

(b)<F30> If the Fund had paid all of its expenses for the period September 16, 1996+ to June 30, 1997, the ratio would have been (0.0)%*.

  The accompanying notes to financial statements are an integral part of these statements.

                        Eastcliff Contrarian Value Fund

                                                                   July 29, 1998
Dear Shareholder:

  We would like to take this opportunity as the newest Fund in the Eastcliff family to welcome our new shareholders to the Eastcliff Contrarian Value Fund. Our focus as a mid-cap value manager is on restructurings and turnarounds where there is an unrecognized "Jewel" or growth business hidden within an undervalued, underperforming company. Our typical company is both out-of-favor and selling at a large discount to asset value and future earning power. These companies are frequently mispriced and offer relatively low price risk because expectations are typically minimal. This style is the exact opposite of investing in what is currently fashionable and comfortable, the domain of the momentum growth style. Our investment approach requires fortitude, patience, discipline and intensive research of both the assets and the management to be successful. We seek high absolute returns without taking large risks. Our portfolio is relatively concentrated in 35 companies because we believe if we have a competitive advantage in our company-specific research, then over-diversification makes no sense from either a return or risk standpoint.

  The stock market since the inception of the Fund on December 30, 1997, has continued to favor the largest growth companies as "large" and "growth" have outperformed "small" and "value" because of the uncertainty surrounding the impact of the widening financial Asian crisis. Significant capital has flowed into the large U.S. liquid growth companies and U.S. Government bonds from overseas investors seeking safety and liquidity. The U.S. economy is now in a profit deceleration mode because of global deflation brought on by the Pac Rim collapse. Stock market risk will be higher than normal until Japan and Asia have reformed their financial structures and stabilized their economies. Both heavy internal and external pressures on these countries should produce a bottom over the next 12 months but uncertainty of the timing will keep volatility in our market high. While the current economic environment does not favor some of our late cycle restructuring ideas (manufacturing, capital goods, energy), the eventual bounce off the bottom in these undervalued companies will be very large with high absolute rates of return.

  The six month performance of your shares as of June 30, 1998, was +4.1% compared to +9.4% for the Russell Mid-Cap Index. We appreciate your support and expect your investment in this contrarian value style to provide both low correlation to your growth funds and high long-term risk adjusted returns.

  As of July 29, 1998, your Board of Directors declared a dividend of $0.03424 per share from net investment income and a distribution of $0.114 per share from net short-term gains, payable July 30, 1998, to shareholders of record on July 28, 1998.

  Respectfully submitted,

   /s/ Bruce D. Bottomley                       /s/ Lee C. Garcia

   Bruce D. Bottomley                           Lee C. Garcia
   Portfolio Manager                            Portfolio Manager

Past performance cannot guarantee future results. Prices will fluctuate and redemption value may be more or less than original investment. This Fund is not insured by the FDIC and is not a deposit or other obligation of or guaranteed by Resource Trust Company or any of its affiliates.

                        Eastcliff Contrarian Value Fund
                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                 June 30, 1998

  The Fund invests in financial underachievers: underperforming, diversified companies where low return businesses are masking the profitability of high return businesses ("Jewels"). These investments include restructurings, turnarounds, and spin-offs where motivated and incented management's mission is to fix, rebuild and grow their companies.

  Approximately one-third of our portfolio companies (manufacturing, energy, capital goods, raw materials) were impacted to varying degrees by the Asian crisis because unit volume is slowing from the deterioration in exports and reduced pricing power is hurting profits. These late cycle turnarounds offer substantial appreciation potential, once this Pac Rim collapse stabilizes. However, over two-thirds of our portfolio reacts to independent, specific corporate restructuring events (spin-offs, asset sales, share repurchase, debt reduction) that create shareholder value independent of the market or Asian problems. These kinds of corporate events should provide high absolute returns and be better appreciated in the marketplace once the Asian crisis has stabilized and investors stop gravitating towards the safety of large-cap growth stocks. While more difficult to find, we are continuing to uncover new ideas where we can buy corporate assets at 50-60% of their true business value. The majority of our new ideas over the past six months have been in undervalued companies that are not as cyclically vulnerable to the current global deflation. We will stick to our disciplined approach in this tough environment because we expect significant absolute positive returns from our long-term contrarian value style.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
            EASTCLIFF CONTRARIAN VALUE FUND AND RUSSELL MIDCAP INDEX

      AVERAGE ANNUAL TOTAL RETURN
        SINCE INCEPTION 12/30/97
                 +8.4%

                  Eastcliff Contrarian               Russell Midcap
   date                Value Fund                     Index*<F32>
12/30/97*<F31>           10,000                         10,000
12/31/97                 10,030                         10,026
 3/31/98                 10,780                         11,110
 6/30/98                 10,410                         10,942

 *<F31>   inception date 12/30/97

Past performance is not predictive of future Performance

 *<F32>   The Russell Midcap Index consists of the smallest 800 securities in the Russell 1000 Index as ranked by total market capitalization. This index is widely regarded to accurately capture the medium-sized universe of securities and represents approximately 34% of the Russell 1000 market capitalization. The Russell Midcap Index and the Russell 1000 Index are trademarks/service marks of the Frank Russell Company.

                        Eastcliff Contrarian Value Fund
                            STATEMENT OF NET ASSETS
                                 June 30, 1998

 SHARES OR                                                         QUOTED
 PRINCIPAL                                                         MARKET
  AMOUNT                                             COST          VALUE
  ------                                            -----          -----
LONG-TERM INVESTMENTS -- 97.7% (A)<F34>
COMMON STOCKS -- 97.7% (A)<F34>

BASIC MATERIALS SECTOR -- 15.7%
-------------------------------
            ALUMINUM -- 3.5%
  12,200    Reynolds Metals Co.                    $ 725,737      $ 682,444

            CHEMICALS-DIVERSE -- 2.0%
  42,900    Terra Industries, Inc.                   528,049        386,100

            CHEMICALS-SPECIALTY -- 2.4%
   4,100    W.R. Grace & Co.*<F33>                    66,296         69,958
   9,800    Hercules Inc.                            476,309        403,025
                                                  ----------     ----------
                                                     542,605        472,983

            IRON & STEEL -- 7.8%
  31,200    AK Steel Holding Corp.                   571,218        557,700
  20,100    Allegheny Teledyne Inc.                  514,158        459,787
  79,500    Armco, Inc.* <F33>                       395,612        506,813
                                                  ----------     ----------
                                                   1,480,988      1,524,300

CAPITAL GOODS SECTOR -- 16.1%
-----------------------------
            AEROSPACE/DEFENSE -- 2.4%
   7,400    Alliant Techsystems Inc.* <F33>          422,102        468,050

            CONTAINERS (METAL/GLASS) -- 3.3%
  16,200    Ball Corp.                               561,540        651,046

            MANUFACTURER-DIVERSE -- 7.3%
  16,200    Tenneco, Inc.                            648,874        616,621
  33,200    U.S. Industries, Inc.                    947,145        821,700
                                                  ----------     ----------
                                                   1,596,019      1,438,321

            WASTE MANAGEMENT -- 3.1%
   9,300    USA Waste Services, Inc.* <F33>          409,487        459,187
   4,100    Waste Management, Inc.                   123,440        143,500
                                                  ----------     ----------
                                                     532,927        602,687
CONSUMER CYCLICALS SECTOR -- 14.5%
----------------------------------
            AUTO PARTS & EQUIPMENT -- 4.5%
  23,700    ITT Industries, Inc.                     787,029        885,787

             PUBLISHING -- 2.0%
   6,300    The Times Mirror Co.                     369,852        396,112

             RETAIL-APPAREL -- 3.8%
  15,400    Footstar, Inc.* <F33>                    407,975        739,200

            RETAIL-SPECIALTY -- 4.2%
  42,500    Venator Group, Inc.* <F33>               897,085        812,813

CONSUMER STAPLES SECTOR -- 10.2%
--------------------------------
            BROADCAST MEDIA -- 3.1%
  19,300    CBS Corp.* <F33>                         540,946        612,775

            RESTAURANTS -- 3.5%
  21,400    Tricon Global
              Restaurants, Inc.* <F33>               589,221        678,123

            SPECIALTY PRINTING -- 3.6%
  15,500    R. R. Donnelley & Sons Co.               573,329        709,125

ENERGY SECTOR -- 12.4%
----------------------
            OIL & GAS-REFINING & MARKETING -- 3.0%
  15,219    Sun Company, Inc.                        611,871        590,695

            OIL-DOMESTIC -- 3.1%
  11,800    Pennzoil Co.                             744,949        597,375

            OIL-EXPLORATION & PRODUCTS -- 6.3%
  28,800    Oryx Energy Co.* <F33>                   700,801        637,200
  24,600    Pioneer Natural Resources Co.            624,549        587,325
                                                  ----------     ----------
                                                   1,325,350      1,224,525

FINANCIALS SECTOR -- 10.5%
--------------------------
            FINANCIAL (DIVERSE) -- 8.7%
   3,800    Alleghany Corp.* <F33>                   681,992        886,350
  15,100    Castle & Cooke, Inc.* <F33>              245,180        286,900
  11,400    Chicago Title Corp.* <F33>               439,008        526,543
                                                  ----------     ----------
                                                   1,366,180      1,699,793

            INSURANCE-MULTILINE -- 1.8%
  15,500    TIG Holdings, Inc.                       474,115        356,500

TECHNOLOGY SECTOR -- 3.0%
-------------------------
            PHOTOGRAPH/IMAGING -- 3.0%
   8,000    Eastman Kodak Co.                        503,581        584,504

TRANSPORTATION SECTOR -- 2.9%
-----------------------------
            RAILROADS -- 2.9%
  12,700    Union Pacific Corp.                      701,816        560,388

UTILITIES SECTOR -- 12.4%
-------------------------
            ELECTRIC COMPANIES -- 5.4%
  17,700    Northeast Utilities*<F33>                236,532        299,803
  19,700    Western Resources, Inc.                  805,623        764,616
                                                  ----------     ----------
                                                   1,042,155      1,064,419

             NATURAL GAS -- 7.0%
   5,250    Columbia Energy Group                    262,621        292,031
  11,700    Eastern Enterprises                      500,953        501,638
  23,200    UGI Corp.                                656,032        577,100
                                                  ----------     ----------
                                                   1,419,606      1,370,769
                                                  ----------     ----------
            Total common stocks                   18,745,027     19,108,834
                                                  ----------     ----------
            Total long-term investments           18,745,027     19,108,834


SHORT-TERM INVESTMENTS -- 2.6% (A)<F34>
            VARIABLE RATE DEMAND NOTE
$514,756    Firstar Bank U.S.A., N.A.                514,756        514,756
                                                  ----------     ----------
            Total short-term investments             514,756        514,756
                                                  ----------     ----------

            Total investments                    $19,259,783     19,623,590
                                                  ----------
                                                  ----------
            Liabilities, less cash and
              receivables (0.3%) (A)<F34>                           (54,356)
                                                                 ----------
            Net Assets                                          $19,569,234
                                                                 ----------
                                                                 ----------
            Net Asset Value Per Share
              ($0.01 par value 300,000,000
              shares authorized), offering
              and redemption price
              ($19,569,234 / 1,880,197
              shares outstanding)                                $    10.41
                                                                 ----------
                                                                 ----------


  * <F33>      Non-income producing security.

  (a)<F34>     Percentages for the various classifications relate to net assets.


  The accompanying notes to financial statements are an integral part of this statement.

                        Eastcliff Contrarian Value Fund
                            STATEMENT OF OPERATIONS
 For the Period from December 30, 1997 (commencement of operations) to June 30,
                                      1998

INCOME:
   Dividends                                                 $ 143,359
   Interest                                                     40,968
                                                             ---------
          Total income                                         184,327
                                                             ---------
EXPENSES:
   Management fees                                              90,399
   Administrative services                                      18,080
   Transfer agent fees                                           6,383
   Registration fees                                             6,081
   Custodian fees                                                5,793
   Professional fees                                             4,985
   Amortization of organizational expenses                       2,326
   Printing and postage expense                                    349
   Other expenses                                                  667
                                                             ---------
          Total expenses before reimbursement                  135,063
   Less expenses assumed by adviser                            (17,544)
                                                             ---------
          Net expenses                                         117,519
                                                             ---------
NET INVESTMENT INCOME                                           66,808
                                                             ---------
NET REALIZED GAIN ON INVESTMENTS                               225,965
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS         363,807
                                                             ---------
NET GAIN ON INVESTMENTS                                        589,772
                                                             ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $ 656,580
                                                             ---------
                                                             ---------

  The accompanying notes to financial statements are an integral part of this statement.

                        Eastcliff Contrarian Value Fund
                       STATEMENT OF CHANGES IN NET ASSETS
 For the Period from December 30, 1997 (commencement of operations) to June 30,
                                      1998

OPERATIONS:
  Net investment income                                         $  66,808
  Net realized gain on investments                                225,965
  Net increase in unrealized appreciation on investments          363,807
                                                               ----------
     Net increase in net assets resulting from operations         656,580
                                                               ----------
FUND SHARE ACTIVITIES:
  Proceeds from shares issued (2,027,118 shares)               20,406,328
  Cost of shares redeemed (146,921 shares)                     (1,493,674)
                                                               ----------
     Net increase in net assets derived
       from Fund share activities                              18,912,654
                                                               ----------
     TOTAL INCREASE                                            19,569,234
NET ASSETS AT THE BEGINNING OF THE PERIOD                              --
                                                               ----------
NET ASSETS AT THE END OF THE PERIOD
  (including undistributed net
  investment income of $68,602)                               $19,569,234
                                                               ----------
                                                               ----------


                              FINANCIAL HIGHLIGHTS
  (Selected Data for each share of the Fund outstanding throughout the period)

                                                       FOR THE PERIOD FROM
                                                    DECEMBER 30, 1997+<F35> TO
                                                          JUNE 30, 1998
                                                       -------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                         $10.00
Income from investment operations:
  Net investment income                                        0.04
  Net realized and unrealized gains on investments             0.37
                                                             ------
Total from investment operations                               0.41
Less distributions:
  Dividend from net investment income                            --
  Distribution from net realized gains                           --
                                                             ------
Total from distributions                                         --
                                                             ------
Net asset value, end of period                               $10.41
                                                             ------
                                                             ------
TOTAL INVESTMENT RETURN                                        4.1%**<F37>
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                       19,569
Ratio of expenses (after reimbursement)
  to average net assets (a)<F38>                               1.3%*<F36>
Ratio of net investment income to
  average net assets (b)<F39>                                  0.7%*<F36>
Portfolio turnover rate                                       13.6%

  +<F35>  Commencement of operations.

  *<F36>  Annualized.

 **<F37>  Not annualized.

 (a)<F38> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratio would have been 1.5%*<F36>.

 (b)<F39> If the Fund had paid all of its expenses, the ratio would have been 0.5%*<F36>.

  The accompanying notes to financial statements are an integral part of these statements.

                                Eastcliff Funds
                         NOTES TO FINANCIAL STATEMENTS
                                 June 30, 1998

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

   The following is a summary of significant accounting policies of the Eastcliff Funds, Inc. (the "Company"), which is registered as an open-end management investment company under the Investment Company Act of 1940. This Company consists of a series of four funds: Eastcliff Growth Fund (the "Growth Fund'), Eastcliff Total Return Fund (the "Total Return Fund"), Eastcliff Regional Small Capitalization Value Fund (the "Regional Small Cap Fund") and Eastcliff Contrarian Value Fund (the "Contrarian Value Fund") (collectively the "Funds"). The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The Company was incorporated under the laws of Wisconsin on May 23, 1986.

   The investment objective of the Growth Fund is to produce long-term growth of capital by investing principally in equity securities; the investment objective of the Total Return Fund is to realize a combination of capital appreciation and income which will result in the highest total return by investing in a combination of equity and debt securities, while assuming reasonable risks; the investment objective of the Regional Small Cap Fund is to produce capital appreciation by investing principally in equity securities of small capitalization companies headquartered in Colorado, Illinois, Indiana, Iowa, Michigan, Minnesota, Montana, Nebraska, North and South Dakota, Ohio and Wisconsin; and the investment objective of the Contrarian Value Fund is to produce long-term capital by investing in out-of-favor, undervalued companies with restructuring and turnaround potential. The Contrarian Value Fund commenced operations on December 30, 1997.

 (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost which approximates quoted market value. Investment transactions are recorded no later than the first business day after the trade date. The cost amount of securities for Federal income tax purposes aggregates $39,095,137, $13,252,587, $54,162,276 and $19,262,221 for
the Growth Fund, Total Return Fund, Regional Small Cap Fund and Contrarian Value Fund, respectively. The difference between cost amounts for book purposes and tax purposes is due to deferred wash sale losses.

 (b) The Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Funds record purchases of when-issued securities and reflect the value of such securities in determining net asset value in the same manner as other portfolio securities.

 (c) Net realized gains and losses on common stock are computed on the basis of the cost of specific certificates.

 (d) Provision has not been made for Federal income taxes since the Contrarian Value Fund will elect and the Growth Fund, Total Return Fund and Regional Small Cap Fund have elected to be taxed as "regulated investment companies" and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

 (e) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

 (f) The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and does not anticipate nonperformance by these counterparties.

 (g) Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to paid-in capital.

 (h) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

   The Funds have entered into management agreements with Resource Capital Advisers, Inc. ("RCA"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, the Growth Fund, Regional Small Cap Fund and Contrarian Value Fund pay RCA a monthly fee at the annual rate of 1% of such Funds daily net assets and for the Total Return Fund, 1% on the first $30,000,000 of the daily net assets and 0.75% on the daily net assets over $30,000,000.

   In addition to the reimbursement required under the management agreements, RCA has voluntarily reimbursed the Funds for expenses over 1.3% of the daily net assets of the Funds. These reimbursements amounted to $27,489 and $17,544 for the year ending June 30, 1998, for the Total Return Fund and for the period from December 30, 1997 to June 30, 1998 for the Contrarian Value Fund, respectively. These voluntary reimbursements may be modified or discontinued at any time by RCA.

   The Funds have administrative agreements with Fiduciary Management, Inc. ("FMI"), with whom certain directors of the Funds are affiliated, to supervise all aspects of the Funds' operations except those performed by RCA. Under the terms of the agreements, the Funds will each pay FMI a monthly administrative fee at the annual rate of 0.2% on the first $25,000,000 of the daily net assets of such Fund, 0.1% on the daily net assets of such Fund on the next $20,000,000 and 0.05% on the daily net assets of such Fund over $45,000,000.

   The Funds have entered into Distribution Plans (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940 with RCA. The Plans provide that the Funds may incur certain costs which may not exceed the lesser of a monthly amount equal to 1% of the Funds' daily net assets or the actual distribution costs incurred by RCA during the year. Amounts payable under the Plans are paid monthly to RCA for any activities or expenses primarily intended to result in the sale of shares of such Fund. For the period ending June 30, 1998, no such expenses were incurred.

(3)  DISTRIBUTION TO SHAREHOLDERS --

   Net investment income and net realized gains are distributed to shareholders. The distributions were paid on July 30, 1998, to shareholders of record on July 28, 1998.

                                            TOTAL       REGIONAL    CONTRARIAN
                             GROWTH FUND RETURN FUND SMALL CAP FUND VALUE FUND
                              ---------- ----------  -------------- ----------
      Dividend from net
        investment income   $       --   $  108,880    $     --    $ 68,602
      $ per share                   --      0.09456          --     0.03424
      Short-term gains       2,457,097           --     314,149     228,403
      $ per share              0.78224           --     0.06884       0.114
      Long-term capital gains
        taxed at 20%         6,920,828    1,218,630      28,064          --
      $ per share              2.20330       1.0583     0.00615          --
      Long-term capital
        gains taxed at 28%     155,300           --     179,821          --
      $ per share              0.04945           --     0.03941          --

   Shareholders will be sent a 1998 Form 1099-DIV in January, 1999 representing their proportionate share of these distributions. The Form 1099-DIV would consider the impact of any retroactive tax law changes.

(4)  DEFERRED EXPENSES --

   Organizational expenses for the Growth Fund, Regional Small Cap Fund and Contrarian Value Fund were deferred and are being amortized on a straight-line basis over a period of five years beginning with the date of sales of shares to the public. These expenses were advanced by RCA who will be reimbursed by the Growth Fund, Regional Small Cap Fund and Contrarian Value Fund over a period of five years. The unamortized organizational expenses at June 30, 1998, were $12,602, $16,163 and $20,933, respectively.

(5)  INVESTMENT TRANSACTIONS --

   For the year ending June 30, 1998, purchases and proceeds of sales of investment securities of the Growth Fund (excluding short-term securities) were $46,702,380 and $52,190,096, respectively; purchases and proceeds of sales of investment securities of the Total Return Fund (excluding short-term securities) were $8,867,301 and $11,039,865, respectively; purchases and proceeds of sales of investment securities of the Regional Small Cap Fund, (excluding short-term securities) were $45,692,805 and $17,853,559, respectively, and $9,997,017 and $0, respectively for short-term U.S. Government Securities; and purchases and proceeds of sales of investment securities of the Contrarian Value Fund for the period from December 30, 1997 (commencement of operations) to June 30, 1998, (excluding short-term securities) were $20,385,559 and $1,869,494, respectively and $8,976,625 and $7,985,372, respectively for short-term U.S. Government Securities.

(6)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

   As of June 30, 1998, liabilities of the Funds included the following:
                                            TOTAL       REGIONAL    CONTRARIAN
                             GROWTH FUND RETURN FUND SMALL CAP FUND VALUE FUND
                              ---------- ----------  -------------- ----------
     Payable to brokers
       for investments
       purchased           $12,058,185      $    --     $ 7,813     $75,146
     Payable to RCA for
       management fees and
       deferred expenses        57,714       20,343      66,820      36,924
     Other liabilities          40,403        3,975      44,061       2,841

(7) SOURCES OF NET ASSETS --
                                            TOTAL       REGIONAL    CONTRARIAN
                             GROWTH FUND RETURN FUND SMALL CAP FUND VALUE FUND
                              ---------- ----------  -------------- ----------
   As of June 30, 1998, the
     sources of net assets
     were as follows:
      Fund shares issued
        and outstanding     $29,456,762 $11,995,871   $53,593,144 $18,910,860
      Net unrealized
        appreciation on
        investments          17,652,089  12,134,700     8,036,785     363,807
      Undistributed net
        realized gains
        on investments        9,484,848   1,214,636       508,635     225,965
      Undistributed net
        investment income            --     108,880            --      68,602
                            ----------- -----------   ----------- -----------
                            $56,593,699 $25,454,087   $62,138,564 $19,569,234
                            ----------- -----------   ----------- -----------
                            ----------- -----------   ----------- -----------
   Aggregate net unrealized appreciation as of June 30, 1998, consisted of the following:
    Aggregate gross
      unrealized
      appreciation          $18,622,694 $12,139,440   $10,753,479 $ 1,614,782
    Aggregate gross
      unrealized
      depreciation             (970,605)     (4,740)   (2,716,694) (1,250,975)
                            ----------- -----------   ----------- -----------
      Net unrealized
        appreciation        $17,652,089 $12,134,700   $ 8,036,785 $   363,807
                            ----------- -----------   ----------- -----------
                            ----------- -----------   ----------- -----------

(8)  REQUIRED FEDERAL INCOME TAX DISCLOSURES (UNAUDITED) --

   In early 1998, shareholders received information regarding all distributions paid to them by the Funds during the fiscal year ended
 June 30, 1998. The Funds hereby designate the following amounts as long-term capital gains distributions.
                                            TOTAL       REGIONAL    CONTRARIAN
                             GROWTH FUND RETURN FUND SMALL CAP FUND VALUE FUND
                              ---------- ----------  -------------- ----------
    Capital gains
      taxed at 20%           $2,019,090    $     --            --          --
    Capital gains
      taxed at 28%                   --     673,290            --          --
                              ---------  ----------       -------     -------
        Total long-term
          capital gains      $2,019,090    $673,290            --          --
                              ---------  ----------       -------     -------
                              ---------  ----------       -------     -------

   For the Total Return Fund and Regional Small Cap Fund, the percentage of ordinary income which is eligible for the corporate dividend received deduction for the fiscal year ended June 30, 1998, was 51% and 67%, respectively.


                       REPORT OF INDEPENDENT ACCOUNTANTS
3100 Multifoods Tower              Telephone 612 332 7000
33 South Sixth Street
Minneapolis, MN  55402

(PricewaterhouseCoopers logo)

July 24, 1998

 To the Shareholders and Board of Directors of Eastcliff Funds, Inc.

  In our opinion, the accompanying statement of assets and liabilities and schedule of investments of the Eastcliff Growth Fund and the statements of net assets of Eastcliff Total Return Fund, Eastcliff Regional Small Capitalization Value Fund, and Eastcliff Contrarian Value Fund (constituting Eastcliff Funds, Inc., hereafter referred to as the "Funds") and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds at June 30, 1998, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

  /s/ PricewaterhouseCoopers LLP

                                EASTCLIFF FUNDS
                            900 Second Avenue South
                            300 International Centre
                          Minneapolis, Minnesota 55402
                                  612-336-1444

                               INVESTMENT ADVISER
                        RESOURCE CAPITAL ADVISERS, INC.
                            900 Second Avenue South
                            300 International Centre
                          Minneapolis, Minnesota 55402

                               PORTFOLIO MANAGERS
                             EASTCLIFF GROWTH FUND
                        WINSLOW CAPITAL MANAGEMENT, INC.
                          EASTCLIFF TOTAL RETURN FUND
                      PALM BEACH INVESTMENT ADVISERS, INC.
               EASTCLIFF REGIONAL SMALL CAPITALIZATION VALUE FUND
                             WOODLAND PARTNERS LLC
                        EASTCLIFF CONTRARIAN VALUE FUND
                              SASCO CAPITAL, INC.

                                 ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                           Milwaukee, Wisconsin 53202

                           CUSTODIAN, TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                             FIRSTAR TRUST COMPANY
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202
                                 1-800-595-5519
                                       or
                                  414-765-4124

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                             3100 Multifoods Tower
                             33 South Sixth Street
                          Minneapolis, Minnesota 55402

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202